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                                                                    Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated May 5, 2000, with respect to the combined financial statements of Western Pacific Housing incorporated by reference in the Registration Statement (Form S-3 No. 333-
 ) and prospectus of Schuler Homes, Inc. (formerly Schuler Holdings, Inc.) for the registration of 26,282 shares of its common stock.

                                                           /s/ Ernst & Young LLP


Los Angeles, California
April 9, 2001